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                                                                     EXHIBIT 4.1

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
               ----------------                                                                      ----------------
                    Number                                 [PROBEX LOGO]                                  Shares

               ----------------                                                                      ----------------

     This certificate is transferable in
     Portland, OR and New York, NY

                                                            PROBEX CORP.
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                                                                                                             CUSIP 742670 20 1
          THIS CERTIFIES that
                                                                                                                SEE REVERSE SIDE
                                                                                                             FOR CERTAIN DEFINITIONS






          is the owner of

                        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE PER SHARE, OF

                                                            PROBEX CORP.

          transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



                              /s/ THOMAS G. PLASKETT       [PROBEX CORP. SEAL]             /s/ BRUCE A. HALL
                    PRESIDENT AND CHIEF EXECUTIVE OFFICER                                     SECRETARY

                                                   Registered and Countersigned:
                                                          TRANSFER ONLINE
                                           227 SW Pine St., Suite 300, Portland, OR 97204

                                       by
                                          --------------------------------------------------
                                                         Authorized Officer
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                            [PROBEX CORP. LOGO]

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


     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS
A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   --   as tenants in common                              UNIF GIFT MIN ACT -- ________________ Custodian ______________
     TEN ENT   --   as tenants by the entireties                                               (Cust.)                   (Minor)
     JT TEN    --   as joint tenants with right of                                         under Uniform Gifts to Minors
                    survivorship and not as tenants                                        Act _____________________________________
                    in common                                                                                 (State)

                                                                       UNIF TRF MIN ACT -- ___________ Custodian (until age ______),
                                                                                             (Cust.)
                                                                                           _________________ under Uniform Transfers
                                                                                                (Minor)
                                                                                           to Minors Act ___________________________
                                                                                                                  (State)

                                 Additional abbreviations may also  be used though not in the above list.

          FOR VALUE RECEIVED, ______________________________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

-------------------------------------------


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                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                                              Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                            Attorney
---------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


DATED
      ---------------------------------


                                                            X
                                                             -----------------------------------------------------------------------
Signature(s) Guaranteed
                                                            X
                                                             -----------------------------------------------------------------------
                                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                             WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                             ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


By -----------------------------------------------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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